UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2021

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of Principal Executive Offices)	23113 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $4.00 per share	VBFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Village Bank and Trust Financial Corp. (the “Company”) held its 2021 Annual Meeting of Shareholders on May 18, 2021 (the “Annual Meeting”). A quorum of shares was present or represented by proxy at the Annual Meeting. At the Annual Meeting, the shareholders of the Company elected three directors to serve for a term of three years each and two directors for a term of two years each; approved in an advisory vote the Company’s executive compensation; and ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2021. The voting results for each proposal were as follows:

Proposal 1

To elect three directors for a term of three years each:

			Broker
	For	Withheld	Non-Vote
Frank E. Jenkins, Jr.	1,135,949	69,418	160,726
Michael A. Katzen	1,147,092	58,275	160,726
Michael L. Toalson	1,147,155	58,212	160,726

To elect two directors for a term of two years each:

			Broker
	For	Withheld	Non-Vote
James E. Hendricks, Jr.	1,150,982	54,385	160,726
Mary Margaret Kastelberg	1,142,605	62,762	160,726

Proposal 2

To approve, in an advisory (non-binding) vote, the executive compensation disclosed in the Proxy Statement:

				Broker
	For	Against	Abstain	Non-Vote
Executive Compensation	1,107,226	15,055	83,086	160,726

Proposal 3

To ratify the appointment of Yount, Hyde, & Barbour, P.C. as the Company’s independent registered public accounting firm for 2021:

	For	Against	Abstain
Ratification of Auditors	1,363,669	2,186	238

Item 8.01	Other Events.

On May 18, 2021, members of management of the Company made a presentation at the Annual Meeting. A copy of the presentation is attached to this report as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Presentation of the Company delivered at the 2021 Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: May 18, 2021	By:	/s/ Donald M. Kaloski, Jr.
Donald M. Kaloski, Jr.
Executive Vice President and CFO

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